September 8, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:   Pacific Innovations Trust
      File Nos. 333-14191 and 811-07863

To The Commission:

In accordance with Rule 497(e) under the Securities Act of 1933, as amended, we hereby file this supplement dated September 8, 1998 to the Registrant's current prospectus and statement of additional information dated May 1, 1998.

If you have any questions regarding this filing, please contact the undersigned at 312-609-7532.

                                          Very truly yours,

                                          /s/Mark L. Winget
                                          Mark L. Winget







                        PACIFIC INNOVATIONS TRUST
                            MANAGED BOND FUND

                         Supplement to Prospectus
                            Dated May 1, 1998


On September 8, 1998, the financial services businesses of Zurich Insurance Company ("Zurich") and the financial services businesses of B.A.T.
Industries plc ("B.A.T.") formed a new global insurance and financial services group known as Zurich Financial Services. By way of a dual holding company structure, current Zurich shareholders own approximately
57% of the new organization, with the balance owned by B.A.T.'s shareholders.

Upon consummation of the transaction, the subadvisory agreement for the Managed Bond Fund between Bank of America NT & SA and Scudder Kemper Investments, Inc. ("Scudder Kemper") was terminated. The Board approved, subject to shareholder approval, a new subadvisory agreement with Scudder Kemper, which is substantially identical to the current subadvisory agreement. Pending shareholder approval, Scudder Kemper will continue to serve as subadvisor to the Managed Bond Fund.

Dated:   September 8, 1998